UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2011

MEDIA GENERAL, INC.

(Exact name of registrant as specified in its charter)

Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA		23219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (804) 649-6000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 28, 2011, Media General, Inc. issued a press release (see Exhibit 99.1) announcing that Walter E. Williams has retired as a Director.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Media General, Inc. was held on April 28, 2011, for the purposes enumerated below.

1)	The following votes were cast in reference to electing members to the board of directors.

Class A Directors	Class A Shares Voted “FOR”	Class A Shares Voted “WITHHELD”	Class A Shares Broker Non-Votes
Scott D. Anthony	15,902,257	2,234,305	0
Dennis J. FitzSimons	15,890,438	2,246,124	0
Carl S. Thigpen	15,914,636	2,221,926	0

Class B Directors	Class B Shares Voted “FOR”	Class B Shares Voted “WITHHELD”	Class B Shares Broker Non-Votes
O. Reid Ashe, Jr.	535,612	0	4,700
J. Stewart Bryan III	535,612	0	4,700
Diana F. Cantor	535,612	0	4,700
Marshall N. Morton	535,612	0	4,700
Thompson L. Rankin	535,612	0	4,700
Rodney A. Smolla	535,612	0	4,700
Coleman Wortham III	535,612	0	4,700

2)	Class B Stockholders voted in favor of ratifying Deloitte & Touche LLP as the Company’s independent registered public accounting firm as of and for the fiscal year ending December 25, 2011. 540,312 shares were voted and each voted in favor; no shares were voted against or to abstain.

3)	Class B Stockholders voted in favor of a resolution approving the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, included in the Compensation Discussion and Analysis, the compensation tables and narrative discussion. 535,232 shares voted in favor; 380 shares abstained; no shares voted against; there were 4,700 broker non-votes.

4)	Class B Stockholders voted in favor of holding say-on-pay votes every year (as opposed to every two years or every three years). 535,232 shares voted in favor; 380 shares abstained; no shares voted against; there were 4,700 broker non-votes.

In light of the Class B Stockholder approval of holding say-on-pay votes every year, the Board of Directors resolved on April 28, 2011, that the Company will conduct an annual Class B Stockholder vote on the compensation of its named executive officers.

Item 9.01 Financial Statements and Exhibits.

d)	Exhibits

99.1	Press Release issued by MEDIA GENERAL, INC., April 28, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)

Date May 2, 2011

/s/ John A. Schauss
John A. Schauss
Vice President - Finance
and Chief Financial Officer